UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

Marky Corp.

(Exact name of registrant as specified in its charter)

Wyoming	333-271350	32-0689703
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

San Sebastian 309, Martinica León,

Guanajuato, Mexico, 37500

(Address of principal executive offices, including zip code)

+ 1-860-9730746

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company Yes ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On November 1, 2024, the Audit Committee of the Supervisory Board of Marky Corp. determined to dismiss Olayinka Oyebola & Co (“Olayinka Oyebola & Co”) as our independent registered public accounting firm.

The reports of Olayinka Oyebola & Co on our consolidated financial statements as of and for the years ended January 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended January 31, 2024, there were no:(a) disagreements with Olayinka Oyebola & Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Olayinka Oyebola & Co’ satisfaction, would have caused Olayinka Oyebola & Co to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

We provided Olayinka Oyebola & Co with a copy of this Current Report on Form 8-K and requested from Olayinka Oyebola & Co a letter addressed to the U.S. Securities and Exchange Commission indicating whether or not it agrees with the above disclosures. A copy of Olayinka Oyebola & Co’ letter dated November 5, 2024 is attached as Exhibit 16.1.

(b) Contemporaneous with the determination to dismiss Olayinka Oyebola & Co, the Audit Committee appointed Boladale Lawal & Co., effective November 1, 2024, as our independent registered public accounting firm to perform independent audit services for the quarter ended October 31, 2024. Boladale Lawal & Co. will also be appointed as the statutory auditor of Marky Corp.

Other than described above, neither we nor anyone acting on our behalf consulted with Boladale Lawal & Co. on (i) any matters regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and no written report or oral advice was provided to us that Boladale Lawal & Co. concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Olayinka Oyebola & Co, LLC to the Securities and Exchange Commission dated November 5, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marky Corp.

Date: November 5, 2024	By:	/s/ Kos Ramirez Maximiliano
Chief Executive Officer/Director